Summary Prospectus – April 29, 2016

Baillie Gifford Funds – The Asia Ex Japan Fund

Class 1 (BGAAX), Class 2 (BGAWX), Class 3 (BGACX), Class 4 (BGAUX), Class 5 (BGAHX)

Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. You can find the Fund’s full prospectus and other information about the Fund, including its statement of additional information (SAI), online at http://USmutualfund.bailliegifford.com. You can also get this information at no cost by calling 011-44-131-275-2000 or by sending an email request to julie.paul@bailliegifford.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 29, 2016, as supplemented or revised.

Investment Objective

The Asia Ex Japan Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1	Class 2	Class 3	Class 4	Class 5
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.35%	0.35%	0.35%	0.35%	0.35%
Redemption Fees (as a percentage of amount redeemed)	0.35%	0.35%	0.35%	0.35%	0.35%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%
Service Fees(a)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses	0.25%(b)	0.25%(b)	0.25%(b)	0.25%(b)	0.25%(b)
Fee Waiver(c)	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.95%	0.87%	0.80%	0.77%	0.72%

(a)         Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes – Shareholder Service Fees” in the Fund’s full prospectus.

(b)         The Fund was unfunded as of December 31, 2015, therefore Other Expenses have been estimated for all share Classes based on an estimated $50 million in assets.

(c)          Baillie Gifford Overseas Limited (the “Manager”) has contractually agreed to waive its fees and/or bear other expenses of The Asia Ex Japan Fund through April 30, 2017 to the extent that such Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.95% for Class 1 shares, 0.87% for Class 2 shares, 0.80% for Class 3 shares, 0.77% for Class 4 shares, and 0.72% for Class 5 shares.  This contractual agreement may only be terminated by the Board of Trustees of Baillie Gifford Funds (the “Trust”).

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years
Class 1	$168	$397
Class 2	$160	$372
Class 3	$153	$350
Class 4	$150	$341
Class 5	$145	$325

Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

	1 year	3 years
Class 1	$132	$358
Class 2	$123	$333
Class 3	$116	$311
Class 4	$113	$302
Class 5	$108	$286

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate.  Although difficult to predict, it is anticipated that under normal circumstances the portfolio turnover rate for the Fund will not exceed 50%.

Principal Investment Strategies

The Fund will seek to meet its objective through investment in a portfolio of common stocks and other equity securities of issuers located in Asia (excluding Japan) and including the Indian subcontinent.  The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio managers believe may grow and enjoy sustainable competitive advantages in their markets.  The Fund will invest in a diversified portfolio of exchange-traded securities issued by companies such as those located in countries contained in the MSCI All Country Asia Ex Japan Index, cash and cash equivalents. The MSCI All Country Asia Ex Japan Index includes large-, mid-, and small-cap issuers from a variety of countries including China, Hong Kong, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea, Taiwan, and Thailand. The economies of many of these countries are considered emerging market economies, with markets that may be less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies located in countries contained in the MSCI All Country Asia Ex Japan Index. The Fund may invest in stocks of any market capitalization.  See “Other Important Information About the Funds” in the Fund’s full prospectus for additional detail on how the Fund classifies the location of issuers in which it invests. Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms, and may include utilization of forward foreign currency transactions or other currency instruments, such as options.  The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund.

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks” in the Fund’s full prospectus.

Management and Operational Risk – The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Market Risk – The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

Equity Securities Risk – Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Medium- and Small-Cap Issuer Risk – The stocks of medium- and small-capitalization companies can be more volatile than the stocks of larger companies due to limited product lines, financial and management resources, and market and distribution channels. Medium- and small-capitalization companies often have shorter operating histories than larger, well-established companies. Their shares can be less liquid than those of larger companies, especially during market declines.

Foreign Investment Risk and Emerging Markets Risk – Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

Asia Risk – Many of the economies of countries in Asia are considered emerging market economies. Countries in Asia can be reliant on only a few industries or commodities. Many Asian economies are characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The economies of many Asian countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.

Investment Correlation Risk – Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

Currency and Hedging Risk – Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

Liquidity Risk – The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Operational and Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance
The Fund had not commenced operations as of December 31, 2015. Accordingly, performance data is not included. Past performance (before and after taxes) is not an indication of future performance.

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited
Portfolio Managers
Ewan Markson-Brown, Co-Lead Portfolio Manager The Asia Ex Japan Fund has not yet commenced operations.
Roderick Snell, Co-Lead Portfolio Manager The Asia Ex Japan Fund has not yet commenced operations.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $1 million.  The Manager and Baillie Gifford Funds Services LLC, the Fund’s distributor (the “Distributor”), each reserve the right to waive these minimums in its sole discretion, and to reject any purchase order for any reason.

With respect to Classes of the Fund, eligibility for a Class of shares depends on a shareholder’s “Total Investment” with the Manager.  A Fund shareholder’s Total Investment will be determined by the Manager as of March 31 of each year and, for purposes of exchanging into less expensive Classes because of additional investments, at the end of each calendar quarter (each a “Determination Date”).  As provided below, a shareholder’s Total Investment as of any Determination Date will equal the market value of assets managed by the Manager and its affiliates for the shareholder (whether in mutual funds managed by the Manager, another pooled vehicle or otherwise) as of such Determination Date. The Manager will make all determinations as to aggregation of shareholder accounts for purposes of determining eligibility.

The minimum Total Investment for a new shareholder to be eligible for a Class of shares of the Fund is set forth in the following table:

Class of Shares	Minimum Total Investment
Class 1	$1 Million
Class 2	$25 Million
Class 3	$100 Million
Class 4	$200 Million
Class 5	$500 Million

In the case of shares held of record by retirement plans for which individual participants are the underlying beneficial owners and direct the plans’ investments on their behalf into the Fund (“Participant Directed Plans”), the shareholder for the purposes of the minimum initial investment, as well as the minimum Total Investment for each Class of shares, is the Participant Directed Plan.

Fund shares are redeemable, and under ordinary circumstances you may redeem the Fund’s shares on any day the New York Stock Exchange is open for trading by sending a written request by mail, e-mail, or by facsimile to the Trust (c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN; Attention:  Julie Paul; Email BGNAVtrading@bailliegifford.com; Fax # 011-44-131-275-3972).

Taxes

The Fund intends to make distributions that generally will be taxable to shareholders as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan.  If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.